                                                                Exhibit 10.13

                            ASSIGNMENT OF TRADEMARKS

    THIS ASSIGNMENT is made effective this 31st day of May, 1998 by The Electronics Boutique, Inc., a Pennsylvania corporation having a principal place of business at 1345 Enterprise Drive, Goshen Corporate Park, West Chester, PA 19380 ("Assignor") to Elbo Inc., a Delaware corporation ("Assignee").

    WHEREAS, Assignor has adopted and is currently using the trademarks and registrations set forth on Schedule A hereto, which are in use in the United States and the Republic of Korea in connection with mail order and retail store services involving electrical, electronics and computer related products and accessories, (hereinafter the "trademarks") and which are eligible for registration in other countries;

    WHEREAS, by this Assignment, Assignor transfers its entire interest in the trademarks in connection with mail order and retail store services involving electrical, electronics and computer related products and accessories, to Assignee;

    NOW, THEREFORE, in consideration for one hundred (100) shares of common stock of Assignee and for other valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over to Assignee the Assignor's entire right, title and interest in and to the trademarks, along with the goodwill appurtenant thereto, and assigns to and authorizes Assignee to file or prosecute in its name, applications, in all countries, the same to be held and enjoyed by said Assignee, its successors, assigns, nominees or legal representatives, to the full end of the term or terms for which said trademarks, may be registered, as fully and entirely as the same would have been held and enjoyed by Assignor had this assignment, sale and transfer not been made; and

    Assignor hereby covenants that it has the full right to convey the entire interest herein assigned, and that it has not executed and will not execute any agreement in conflict herewith, and it further covenants and agrees that it will, each time request is made and without undue delay, execute and deliver all such papers as may be necessary or desirable to perfect the title to said trademarks to Assignee, its successors, assigns, nominees, or legal representatives, and it agrees to communicate to Assignee or to its nominee all known facts respecting said trademarks, to testify in any legal proceedings, to sign all lawful papers, to make all rightful oaths, and generally to do everything possible to aid said Assignee, its successors, assigns, nominees, and legal representatives to obtain and enforce for their own benefit proper protection for said trademarks.

    Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States and any official of any country or countries foreign to the United States, whose duty it is to issue future trademark registrations, to issue to said Assignee the entire right, title and interest in any and all registrations, in accordance with the terms of this Assignment.

    IN WITNESS WHEREOF, Assignor has hereunto set its hand and seal.

THE ELECTRONICS BOUTIQUE, INC.

By:  /s/ Joseph J. Firestone
   -------------------------------
     Joseph J. Firestone


Date:   5/31/98
    ------------------------------

                                   SCHEDULE A

                          U.S. TRADEMARK REGISTRATIONS
                          ----------------------------


        MARK                                                     U.S. REGISTRATION NO.
        ----                                                     ---------------------
THE ELECTRONICS BOUTIQUE                                               1,123,496

THE ELECTRONICS BOUTIQUE (STYLIZED)                                    1,425,236

THE ELECTRONICS BOUTIQUE
 THE HOME COMPUTER STORE                                               1,456,933

ELECTRONICS BOUTIQUE                                                   1,999,031

ELECTRONICS EB BOUTIQUE                                                1,910,639

EB ELECTRONICS BOUTIQUE                                                1,910,638

ELECTRONICS EB BOUTIQUE                                                1,919,410

EB                                                                     1,910,637

EB (STYLIZED)                                                          1,906,173

EB (STYLIZED)                                                          1,921,680

EBX                                                                    1,909,051

STOP-N-SAVE SOFTWARE                                                   2,072,299


                    REPUBLIC OF KOREA TRADEMARK REGISTRATIONS
                    -----------------------------------------


        MARK                                                        REGISTRATION NO.
        ----                                                        ----------------
ELECTRONICS EB BOUTIQUE                                                   033520

EB                                                                        033518

ELECTRONICS BOUTIQUE                                                      033519
